UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Marchex, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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..  NNNNNNNNNNNN    +    MARCHEX, INC. C  1234567890    NNNNNNNNN  IMPORTANT ANNUAL MEETING INFORMATION 000004    NNNNNN  ENDORSEMENT_LINE______________ SACKPACK_____________   MR ASAMPLE  DESIGNATION (IF ANY)  ADD 1  ADD 2  ADD 3  ADD 4  ADD 5  ADD 6    Vote by Internet   • Goto www.investorvote.com/MCHX  • Or scan the QR code with your smartphone  • Follow the steps outlined on the secure website  Stockholder Meeting Notice 1234 5678 9012 345   Important Notice Regarding the Availability of Proxy Materials for theMarchex, Inc. 2018 Annual Stockholder Meeting to be Held on September 27, 2018   Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual  stockholders’meeting are available on the Internet. Follow the instructions below to view the materials and vote online or  request a copy.The items to be voted on and location of the annual meeting are on the reverse side.Your vote is important!   This communication presents only an overview of the more complete proxy materials that are available to you on the  Internet. We encourage you to access and review all of the important information contained in the proxy materials  before voting. The proxy statement and annual report to stockholders are available at:   www.investorvote.com/MCHX  •  Easy OnlineAccess — A Convenient Way to View Proxy Materials and Vote  When you go online to view materials, you can also vote your shares.  Step 1: Go to www.investorvote.com/MCHX.  Step 2: Click on the icon on the right to view current meeting materials.  Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in.  Step 4: Make your selection as instructed on each screen to select delivery preferences and vote.   When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.    Obtaining a Copy of the Proxy Materials – If you want to receive a copy of these documents, you must  request one. There is no charge to you for requesting a copy. Please make your request for a copy as  instructed on the reverse side on or before September 17, 2018 to facilitate timely delivery.   2NOT  COY  +    02VX8C

. ..  Stockholder Meeting Notice   The Marchex, Inc. 2018 Annual Meeting of Stockholders will be held on Thursday, September 27, 2018, at 10:00 a.m. Pacific Time, at Marchex, Inc., 520 Pike Street, 1211 Building Conference Center, 12th Floor, Seattle, Washington.   Proposals to be voted on at the meeting are listed below along with the Board of Directors’recommendations.   The Board of Directors recommends a vote IN FAVOR OF the directors listed in Proposal 1 and IN FAVOR OF Proposal 2:   1. To elect four (4) individuals to serve on our Board of Directors for the ensuing year and until their successors are elected;  2. To ratify the appointment of MossAdams LLPas our independent registered public accounting firm for the fiscal year ending December 31, 2018; and  3. In accordance with the discretion of the proxy holders, to act upon all matters incident to the conduct of the meeting and upon such other matters as  may properly come before the meeting.  PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the  proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.    Here’s how to order a copy of the proxy materials and select a future delivery preference:  Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below.  Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below.   If you request an email copy of current materials you will receive an email with a link to the materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials.   •  Internet – Go towww.investorvote.com/MCHX. Follow the instructions to log in and order a copy of the current meeting materials and  submit your preference for email or paper delivery of future meeting materials.  •  Telephone –Call us free of charge at 1-866-641-4276 and follow the instructions to log in and order a paper copy of the materials by  mail for the current meeting.You can also submit a preference to receive a paper copy for future meetings.  •  Email – Send email to investorvote@computershare.com with “Proxy Materials Marchex, Inc.” in the subject line. Include in the  message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a  paper copy of current meeting materials.You can also state your preference to receive a paper copy for future meetings.  To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by September 17, 2018.   02VX8C